UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  September 21, 1999



                          Hovnanian Enterprises, Inc.
                          ---------------------------
              (Exact Name of registrant specified in its charter)

Delaware                           1-8551                 22-1851059
--------                           ------                 ----------
(State or other Jurisdiction       (Commission File       (I.R.S. Employer
of Incorporation)                  Number)                Identification
                                                          No.)

                          10 Highway 35, P.O. Box 500
                          Red Bank, New Jersey  07701
                   (Address of principal executive offices)
                   ----------------------------------------
                 Registrant's telephone number: (732) 747-7800

Item 7.   Financial Statements and Exhibits

          In connection with K. Hovnanian Enterprises, Inc.'s offering of $150,000,000 9 1/8% Senior Notes due 2009, the following exhibits are filed herewith:

(c)      Exhibits

         4.1 First Supplemental Indenture, dated as of May 4, 1999, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and First Union National Bank, as trustee.

         4.2     Guarantee




































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

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HOVNANIAN ENTERPRISES, INC.
                                           ---------------------------
                                                   (Registrant)


                                           By: /s/ Peter S. Reinhart
                                               ----------------------
                                           Name:   Peter S. Reinhart
                                           Title:  Senior Vice President
                                                   General Counsel


Date: September 21, 1999



























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

                               INDEX TO EXHIBITS





Exhibit Number   Exhibit


4.1 First Supplemental Indenture, dated as of May 4, 1999, by and among K. Hovnanian Enterprises, Inc., Hovnanian Enterprises, Inc. and First Union National Bank, as trustee.

4.2              Guarantee































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